EXHIBIT 10.5

                 AGREEMENT BETWEEN IN TOUCH MEDIA GROUP, INC.,
                           SHAREHOLDERS AND CREDITORS

                 AGREEMENT BETWEEN IN TOUCH MEDIA GROUP, INC.,
                           SHAREHOLDERS AND CREDITORS

This AGREEMENT (the "Agreement") is by and among In Touch Media Group, Inc., also known as Data Resource Consulting, Inc., a Florida corporation, (the "Company"), and Kenneth N. Hankin ("Hankin"), Ardie R. Nickel ("Nickel") and Richard M. Johnson ("Johnson"), and shall be effective as of November 29, 2005.

Section 3.8 "Outstanding Obligations" of the "Merger Agreement and Plan of Reorganization by and Among Universal Healthcare Management Systems, Inc. and Data Resource Consulting, Inc." (the "Merger") dated April 1, 2005 required payments totaling one hundred forty thousand dollars ($140,000) to be made by the Company to the escrow agent specified in the Merger for the benefit of Universal Healthcare Management Systems ("Universal") creditors, the last payment of which was to be made on or before September 20, 2005. To date the Company has only paid thirty-eight thousand dollars ($38,000) and owes the Universal creditors one hundred two thousand dollars ($102,000). To reduce the financial burden and free-up more working capital for the Company, certain creditors of Universal have agreed to take stock in lieu of cash.

The Company agrees to make cash payments totaling fifty-six thousand dollars ($56,000) and Hankin agrees to pay all outstanding creditors prior to the merger taking place. The Company will wire transfer to the escrow agent twenty thousand dollars ($20,000) within two (2) business days after the escrow attorney confirms that he is in receipt of Mr. Hankin's common stock as detailed below, eighteen thousand dollars ($18,000) within fifteen (15) days of the initial wire transfer after the escrow attorney confirms that he is in receipt of Mr. Nickel's common stock as detailed below, and eighteen thousand dollars ($18,000) within thirty (30) days of the initial wire transfer. Further, the Company agrees to issue shares of restricted stock to compensate for the remaining forty-six thousand dollars ($46,000) that the Company owes to Universal creditors. The Company agrees to issue shares of restricted stock in lieu of said debt and shall cause the transfer agent to issue one hundred eighty-four thousand (184,000) shares of restricted stock within two (2) business days after Mr. Hankin's and Mr. Nickel's common stock as referenced below is received by the transfer agent, all at the expense of the Company. The names and the amount of shares per certificate shall be disclosed to the transfer agent by Hankin. If the stock of In Touch Media (ITOU) does not have a bid price above fifty cents ($0.50) per share for at least five (5) trading days during the thirteenth
(13th) month following the date of issue of the abovementioned restricted shares and a trading volume averaging at least forty thousand (40,000) shares daily, then the company agrees to issue Mr. Hankin an additional two hundred seventy-six thousand (276,000) restricted shares immediately.

Hankin agrees to give one million (1,000,000) shares of his free-trading stock to the escrow agent to be disbursed to Hankin at the rate of forty thousand (40,000) shares per month on the first day of each month beginning on December 1, 2005 and lasting for a period of twelve (12) months. On the thirteenth (13th) month the escrow agent shall give the remaining five hundred twenty thousand (520,000) shares to Hankin in one lump sum. The cost for the transfer agent to produce these share certificates in the proper denominations shall be at the sole expense of the Company.

Nickel agrees to give one hundred thousand (100,000) shares of his free-trading stock to the escrow agent to be disbursed to Nickel at the rate of five thousand (5,000) shares per month on the first day of each month beginning on December 1, 2005 and lasting for a period of twelve (12) months. On the thirteenth (13th) month the escrow agent shall give the remaining forty thousand (40,000) shares to Nickel in one lump sum. The cost for the transfer agent to produce these share certificates in the proper denominations shall be at the sole expense of the Company.

Initials:  Betterly /s/ Betterly  Johnson        Hankin        Nickel /s/ Nickel
                    ------------          -----         -----         ----------

Because Johnson, Hankin and Nickel will have restricted shares of stock that they will receive as payment for services or debt, the Company agrees to mail each person an original letter on corporate letterhead that is addressed to the transfer agent, stating that any necessary opinion letters can be obtained from counsel other than corporate counsel. The wording and format of said individual letters is attached. Said letters shall be sent by the Company within two (2) business days of the abovementioned shares of restricted stock being issued by the Company's transfer agent. Further, it is agreed by the Company that in the event the Company finds it necessary to do a reverse split that the shares of stock owned by Johnson, Hankin and Nickel shall be the same before and after the split. For example, should the Company do a one for two reverse split, and if one of the above persons owned a total of 1,000 shares before the split, that person would then own 500 shares after the split. The Company agrees that within twenty-four (24) hours of the reverse split that the Company shall cause the transfer agent, at the Company's expense, to issue 500 shares to that person so that they would have the same amount of shares before and after the split. All restricted stock owned by Johnson, Hankin and Nickel shall have "piggy-back" rights to any registration filed by the Company, other than S-8 registrations.

The Company holds the former Board of Directors of Universal Healthcare Management Systems and its Officers harmless against any claims made by any shareholder(s). Johnson, Hankin and Nickel hold the Company harmless for any of its actions or inactions to comply with the terms of the Merger. Once the $56,000 is paid in full, Johnson, Hankin, and Nickel will hold the company harmless of any debts prior to the merger taking place.

Failure to make the payments on time or failure to issue the stock in a timely fashion shall be considered a breach of this Agreement. In such case, the amount of money due to the escrow agent shall automatically revert to the original amount in the Merger and any shares of stock issued as any form of settlement shall remain in the possession of the holder. Further, the restrictive clauses above regarding the disbursement of shares of stock owned by Hankin and Nickel shall become null and void.

This two-page Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The signatories below agree to accept signatures transmitted by facsimile as a true and legally binding original document.

IN TOUCH MEDIA GROUP, INC.                      INDIVIDUALLY

By: /s/ Laura A. Betterly                       By: /s/ Kenneth N. Hankin
    ----------------------------                    ----------------------------
    Laura A. Betterly, President                    Kenneth N. Hankin

                                                By:
                                                    ----------------------------
                                                    Ardie R. Nickel

                                                By:
                                                    ----------------------------
                                                    Richard Johnson

                 AGREEMENT BETWEEN IN TOUCH MEDIA GROUP, INC.,
                           SHAREHOLDERS AND CREDITORS

This AGREEMENT (the "Agreement") is by and among In Touch Media Group, Inc., also known as Data Resource Consulting, Inc., a Florida corporation, (the "Company"), and Kenneth N. Hankin ("Hankin"), Ardie R. Nickel ("Nickel") and Richard M. Johnson ("Johnson"), and shall be effective as of November 29, 2005.

Section 3.8 "Outstanding Obligations" of the "Merger Agreement and Plan of Reorganization by and Among Universal Healthcare Management Systems, Inc. and Data Resource Consulting, Inc." (the "Merger") dated April 1, 2005 required payments totaling one hundred forty thousand dollars ($140,000) to be made by the Company to the escrow agent specified in the Merger for the benefit of Universal Healthcare Management Systems ("Universal") creditors, the last payment of which was to be made on or before September 20, 2005. To date the Company has only paid thirty-eight thousand dollars ($38,000) and owes the Universal creditors one hundred two thousand dollars ($102,000). To reduce the financial burden and free-up more working capital for the Company, certain creditors of Universal have agreed to take stock in lieu of cash.

The Company agrees to make cash payments totaling fifty-six thousand dollars ($56,000) and Hankin agrees to pay all outstanding creditors prior to the merger taking place. The Company will wire transfer to the escrow agent twenty thousand dollars ($20,000) within two (2) business days after the escrow attorney confirms that he is in receipt of Mr. Hankin's common stock as detailed below, eighteen thousand dollars ($18,000) within fifteen (15) days of the initial wire transfer after the escrow attorney confirms that he is in receipt of Mr. Nickel's common stock as detailed below, and eighteen thousand dollars ($18,000) within thirty (30) days of the initial wire transfer. Further, the Company agrees to issue shares of restricted stock to compensate for the remaining forty-six thousand dollars ($46,000) that the Company owes to Universal creditors. The Company agrees to issue shares of restricted stock in lieu of said debt and shall cause the transfer agent to issue one hundred eighty-four thousand (184,000) shares of restricted stock within two (2) business days after Mr. Hankin's and Mr. Nickel's common stock as referenced below is received by the transfer agent, all at the expense of the Company. The names and the amount of shares per certificate shall be disclosed to the transfer agent by Hankin. If the stock of In Touch Media (ITOU) does not have a bid price above fifty cents ($0.50) per share for at least five (5) trading days during the thirteenth
(13th) month following the date of issue of the abovementioned restricted shares and a trading volume averaging at least forty thousand (40,000) shares daily, then the company agrees to issue Mr. Hankin an additional two hundred seventy-six thousand (276,000) restricted shares immediately.

Hankin agrees to give one million (1,000,000) shares of his free-trading stock to the escrow agent to be disbursed to Hankin at the rate of forty thousand (40,000) shares per month on the first day of each month beginning on December 1, 2005 and lasting for a period of twelve (12) months. On the thirteenth (13th) month the escrow agent shall give the remaining five hundred twenty thousand (520,000) shares to Hankin in one lump sum. The cost for the transfer agent to produce these share certificates in the proper denominations shall be at the sole expense of the Company.

Nickel agrees to give one hundred thousand (100,000) shares of his free-trading stock to the escrow agent to be disbursed to Nickel at the rate of five thousand (5,000) shares per month on the first day of each month beginning on December 1, 2005 and lasting for a period of twelve (12) months. On the thirteenth (13th) month the escrow agent shall give the remaining forty thousand (40,000) shares to Nickel in one lump sum. The cost for the transfer agent to produce these share certificates in the proper denominations shall be at the sole expense of the Company.

Initials:  Betterly /s/ Betterly  Johnson        Hankin /s/ Hankin  Nickel
                    ------------          -----         ----------         -----

TO THE TRANSFER AGENT FOR IN TOUCH MEDIA GROUP:

Please be advised that the Board of Directors for In Touch Media Group have met and irrevocably resolved that Kenneth N. Hankin (Ardie R. Nickel and Richard Johnson) shall be allowed to use outside counsel, other than corporate counsel, to issue an opinion letter when he wants to have the legend removed from any of his restricted shares of stock, provided that the certificates are at least one
(1) year old at the time of the request.

IN TOUCH MEDIA GROUP, INC.

By: /s/ Laura A. Betterly
    ----------------------------
    Laura A. Betterly, President

Initials:  Betterly /s/ Betterly  Johnson        Hankin /s/ Hankin  Nickel
                    ------------          -----         ----------         -----

Because Johnson, Hankin and Nickel will have restricted shares of stock that they will receive as payment for services or debt, the Company agrees to mail each person an original letter on corporate letterhead that is addressed to the transfer agent, stating that any necessary opinion letters can be obtained from counsel other than corporate counsel. The wording and format of said individual letters is attached. Said letters shall be sent by the Company within two (2) business days of the abovementioned shares of restricted stock being issued by the Company's transfer agent. Further, it is agreed by the Company that in the event the Company finds it necessary to do a reverse split that the shares of stock owned by Johnson, Hankin and Nickel shall be the same before and after the split. For example, should the Company do a one for two reverse split, and if one of the above persons owned a total of 1,000 shares before the split, that person would then own 500 shares after the split. The Company agrees that within twenty-four (24) hours of the reverse split that the Company shall cause the transfer agent, at the Company's expense, to issue 500 shares to that person so that they would have the same amount of shares before and after the split. All restricted stock owned by Johnson, Hankin and Nickel shall have "piggy-back" rights to any registration filed by the Company, other than S-8 registrations.

The Company holds the former Board of Directors of Universal Healthcare Management Systems and its Officers harmless against any claims made by any shareholder(s). Johnson, Hankin and Nickel hold the Company harmless for any of its actions or inactions to comply with the terms of the Merger. Once the $56,000 is paid in full, Johnson, Hankin, and Nickel will hold the company harmless of any debts prior to the merger taking place.

Failure to make the payments on time or failure to issue the stock in a timely fashion shall be considered a breach of this Agreement. In such case, the amount of money due to the escrow agent shall automatically revert to the original amount in the Merger and any shares of stock issued as any form of settlement shall remain in the possession of the holder. Further, the restrictive clauses above regarding the disbursement of shares of stock owned by Hankin and Nickel shall become null and void.

This two-page Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The signatories below agree to accept signatures transmitted by facsimile as a true and legally binding original document.

IN TOUCH MEDIA GROUP, INC.                      INDIVIDUALLY

By: /s/ Laura A. Betterly                       By:
    ----------------------------                    ----------------------------
    Laura A. Betterly, President                    Kenneth N. Hankin

                                                By: /s/ Ardie R. Nickel
                                                    ----------------------------
                                                    Ardie R. Nickel

                                                By:
                                                    ----------------------------
                                                    Richard Johnson

TO THE TRANSFER AGENT FOR IN TOUCH MEDIA GROUP:

Please be advised that the Board of Directors for In Touch Media Group have met and irrevocably resolved that Kenneth N. Hankin (Ardie R. Nickel and Richard Johnson) shall be allowed to use outside counsel, other than corporate counsel, to issue an opinion letter when he wants to have the legend removed from any of his restricted shares of stock, provided that the certificates are at least one
(1) year old at the time of the request.

IN TOUCH MEDIA GROUP, INC.

By: /s/ Laura A. Betterly
    ----------------------------
    Laura A. Betterly, President

Initials:  Betterly /s/ Betterly  Johnson        Hankin        Nickel /s/ Nickel
                    ------------          -----         -----         ----------